EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

         1.       Highland Crusader Offshore Partners, L.P.


Item                                   Information


Name:                                  Highland Crusader Offshore Partners, L.P.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240



Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading      American Homepatient, Inc [AHOM]
Symbol:


Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One
                                         Reporting Person



Signature:                             HIGHLAND CRUSADER OFFSHORE
                                       PARTNERS, L.P.

                                       By: Highland Crusader Fund GP, L.P.
                                       Its: General Partner

                                       By: Highland Crusader Fund GP, LLC
                                       Its: General Partner

                                       By: Highland Capital Management, L.P.
                                       Its: Sole Member

                                       By: Strand Advisors, Inc.
                                       Its: General Partner

                                       By:/s/ James D. Dondero
                                       -------------------------------
                                       Name: James D. Dondero
                                       Its: President
                                       Date: December 29, 2006




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         2.       Strand Advisors, Inc.


Item                                   Information

Name:                                  Strand Advisors, Inc.


Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240


Designated Filer:                      Highland Capital Management, L.P.


Issuer Name and Ticker or Trading      American Homepatient, Inc [AHOM]
Symbol:


Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One
                                         Reporting Person

Signature:
                                       By: /s/ James D. Dondero
                                       -------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    December 29, 2006

         3.       James D. Dondero


Item                                   Information

Name:                                  James D. Dondero

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or Trading      American Homepatient, Inc [AHOM]
Symbol:

Date of Earliest Transaction           December 27, 2006
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner
to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One
                                         Reporting Person

Signature:
                                       By: /s/ James D. Dondero
                                       -------------------------------
                                       Name:    James D. Dondero
                                       Date:    December 29, 2006